November 1, 2019 Investor Meetings and COVID-19 Considerations March 2020

Contact Information and Safe Harbor Statement Investor Relations Contact Information Lisa Goodman Director, Investor Relations and Shareholder Services U.S. 1-505-241-2160 Lisa.Goodman@pnmresources.com Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Statements made in this presentation for PNM Resources, Inc. (“PNMR”), Public Service Company of New Mexico (“PNM”) and Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. The Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, the Company cautions readers not to place undue reliance on these statements. The Company’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings and the information filed on the Company’s Forms 8-K with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein. Non-GAAP Financial Measures For an explanation of the non-GAAP financial measures that appear on certain slides in this presentation (ongoing earnings, ongoing earnings per diluted share and ongoing earnings guidance measures), as well as a reconciliation to GAAP measures, please refer to the Company’s website as follows: http://www.pnmresources.com/investors/results.cfm. The Company has filed a registration statement including a prospectus and prospectus supplement with the SEC. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, and the underwriters or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by contacting the underwriters as described in Appendix to this presentation. 2

PNM Resources Overview PNM Resources is a regulated electric utility holding company focused on providing environmentally responsible, affordable and reliable electricity to customers and delivering 5%-6% earnings and dividend growth • Energy holding company • Based in Albuquerque, New Mexico NYSE Ticker: PNM Market Cap: $3.2 B Generation Resources and Service Territories • Located in New Mexico • 532,330 customers • 15,211 miles transmission and distribution lines • 2,761 MW generation capacity • Located in Texas • 256,496 consumers • 9,541 miles transmission and distribution lines 3 Note: Market data as of 3/27/2020

Current State of the Company COVID-19 Considerations

COVID-19 Considerations: NM and TX Status, Assistance Measures Assistance Measures New Mexico Status • First presumptive positive • NM State Investment Council created case reported on March 11th $100 million New Mexico Recovery and Public Health Emergency Fund with discounted, short‐term declared the same day loans to struggling businesses • Current Stay-at-Home order • All Together NM Fund created to in effect, non-essential provide assistance to affected businesses closed, gatherings communities, businesses and of more than 5 prohibited employees and recovery efforts • Albuquerque designing business Texas Status assistance program to support the • First presumptive positive “most vulnerable businesses” case reported on March 4th • No statewide Stay-at-Home • Federal aid available to Texas under order issued, restrictions vary disaster declaration, including by city/county statewide access and eased • Major Disaster Declaration restrictions for Economic Injury approved federally Disaster Loans for small businesses 5

COVID-19 Considerations: PNM and TNMP Response • Identification of critical workforce, staging of backups, limited access to control rooms and critical assets Safety of • Minimize critical employee exposure, inter-crew our Team exposures and exposures with the public: eliminate group gatherings, deploy additional fleet vehicles • Mandatory work-from-home and flexible arrangements for all applicable job functions • PNM and TNMP customer disconnects temporarily Caring for suspended, late fees waived • TNMP helped create COVID-19 Electricity Relief Program Customers and • PNM Resources Foundation offers community safety Communities grant opportunity for PNM and TNMP service territories • PNM and TNMP supporting local businesses • Business continuity plans implemented, daily crisis team meetings Managing • Coordination with key vendors and suppliers • Close contact with neighboring utilities, regional our Business operators CAISO and ERCOT, reliability entities WECC and Texas RE, EEI, EPRI and North American Transmission Forum 6

COVID-19 Considerations: Business Impacts • Our business under 3 different stages, with sensitivities to margin and capital: Stage 1 Stage 2 Stage 3 Duration / Up to 60 day-impact (through 60 - 120 day-impact (through >120 day-impact, duration of Economic Conditions May) with closure of non- July), with closure of non- 4-6 months before recovery (Margin Impact) essential businesses, essential businesses, begins (continues through the restrictions lifted by end of restrictions lifted beginning of end of 2020) May August Workforce Disruption No significant disruption to Up to 15% disruption for a Up to 40% disruption for a (Capital Impact) critical workforce; remaining sustained period sustained period workforce able to work remotely Supply Chain No material supply chain Disruption in supply chain for Major disruption in supply (Capital Impact) issues, adequate near-term specific capital equipment chain delays significant capital supply of capital equipment results in 1–2 month delay on projects; prioritization of on-site or available certain projects; no issues with capital equipment to meet maintenance capital necessary most essential reliability to maintain reliable service projects 7

COVID-19 Considerations: Financial Impacts Stage 1 • 2020 Ongoing Earnings Impacts: Managed within ongoing earnings guidance range, load declines are offset through cost control management • 2021 – 2023 Earnings Power Impacts: No significant changes Stage 1: Financial Impacts 5% increase in PNM Residential / TNMP Volumetric usage Load Assumption 10% decrease in PNM Commercial / TNMP Demand-based usage Sensitivity Considerations at 10% change in usage per month (EPS) EPS impacts based PNM Residential: + / - $0.02 TNMP Volumetric: + / - $0.01 on non-summer usage / rates PNM Commercial: + / - $0.02 TNMP Demand-Based: + / - $0.01 PNM – Potential increases mitigated through payment plan solutions; 10% write-off Bad Debt of payment deferrals increases expense by <$0.01 EPS TNMP – Impacts addressed by PUCT-approved order O&M Align expenses with revenues Capital Expenditures No significant changes, capital program driven by reliability/system upgrade needs Anticipated financings completed as expected, adequate revolver capacity Liquidity maintained 8

COVID-19 Considerations: Stage 1 Customer Class Attributes PNM • New Mexico load is less business-heavy than other PNM Resources customer non-fuel states, low percentage of Industrial volumes/revenues revenues are predominantly from • March/April are not heavy usage months due to mild New Mexico, and Texas revenues are temperatures spread among regions • Low bad debt expense (less than 0.5%) PNM Sales by Customer Class % Volumes % Revenues New Residential 36% 46% Mexico Commercial 41% 42% 74% Industrial 20% 10% Other 3% 2% Dallas/ TNMP North TX • ERCOT has not seen the declines in load that other Area markets have seen, possibly attributed to continued 9% Houston/ oil and gas operations Bay Area 13% • As a T&D utility within ERCOT, TNMP’s customers are the Retail Electric Providers, bad debts are associated with these entities and not end users West Texas TNMP Sales by Tariff Class % Volumes % Revenues 4% Volumetric 28% 52% Demand-Based 72% 48% 9

COVID-19 Considerations: Financial Impacts Stage 2

- 2020 Ongoing Earnings Impacts: Risk of falling below ongoing earnings guidance range, as load declines at summer rates can only be partially offset by cost control management
- 2021 – 2023 Earnings Power Impacts: No significant changes

Stage 2: Financial Impacts	
Load Assumption	5% increase in PNM Residential / TNMP Volumetric usage 10% decrease in PNM Commercial / TNMP Demand-based usage
EPS impacts based on summer usage / rates	Stage 1 impacts plus: Sensitivity Considerations at 10% change in usage per month (EPS) PNM Residential: + / - $0.03-$0.04 TNMP Volumetric: + / - $0.02 PNM Commercial: + / - $0.03-$0.04 TNMP Demand-Based: + / - $0.01
Bad Debt	PNM – Potential increases are mitigated by payment plan solutions; 10% write-off of payment deferrals increases annual expense by $0.01-$0.02 EPS TNMP – Impacts addressed by PUCT-approved order
O&M	Align expenses with revenues
Capital Expenditures	Potential for delay of ~5% of 2020 capital investments into 2021 driven by temporary supply chain or workforce disruptions
Liquidity	No significant changes; anticipated financings completed as expected, adequate revolver capacity maintained

PNM Resources

10

COVID-19 Considerations: Financial Impacts Stage 3

- 2020 Ongoing Earnings Impacts: Cannot manage within ongoing earnings guidance range, as continuing load declines cannot be offset by cost control management
- 2021 – 2023 Earnings Power Impacts: Investment plans will need to be re-assessed

Stage 3: Financial Impacts	
Load Assumption	Sustained decline in usage through Q3 2020; businesses reopen in Q4, but residential and commercial loads decline amidst an economic recession carrying into 2021
EPS impacts based on non-summer usage / rates	Stages 1 and 2 impacts plus: 5% decrease in PNM Residential / TNMP Volumetric usage 5% decrease in PNM Commercial / TNMP Demand-based usage Sensitivity Considerations at 10% change in usage per month (EPS) PNM Residential: + / - $0.02 TNMP Volumetric: + / - $0.01 PNM Commercial: + / - $0.02 TNMP Demand-Based: + / - $0.01
O&M	Activities significantly reduced due to supply chain delays and workforce disruptions; incremental bad debt and O&M expenses incurred to address COVID-19 for the sustained period
Capital Expenditures	Inability to meet near-term current investment plans due to supply chain delays and workforce disruptions; long-term plans will need to be re-addressed
Liquidity	Anticipated financings cannot be executed due to market conditions; January forward equity is pulled down earlier than anticipated, revolver capacity remains adequate

PNM Resources
11

Investment Plan – Load Growth vs Reliability/System Upgrades 90% of capital plan driven by reliability/system upgrades needs at existing demand, not based on load growth assumptions $839 $27 $27 Capital plans remain intact through Stage II $48 $109 $401M (90%) PNM Capital • Any delays to capital projects due to driven by reliability/system $94 supply chain or workforce disruptions upgrades or replacement anticipated to be caught up in 2021 power, $46M supports $196 customer growth • At this time, TNMP growth capital has (in millions)(in not been impacted - no changes from $302M (90%) TNMP Capital customers $337 driven by reliability/system • West Texas customer growth driven upgrades, $35M supports by electrification of existing lower- customer growth $$-- $$--- $$-- 2020 cost drilling operations TNMP PNM T&D PNM Existing Generation PNM Transmission Expansion SJGS Replacement Power 50% NMRD Renewable Additions Business Technology Services/General Services 12

Liquidity as of February 21, 2020 PNMR PNMR PNM Develop- Corporate Resources PNM TNMP ment /Other Consolidated Financing Capacity(1): (In millions) Revolving credit facilities $440.0 $75.0 $40.0 $300.0 $855.0 As of 02/21/20: Short-term debt and LOC balances $67.9 $43.2 - $148.5 $259.6 Remaining availability 372.1 31.8 40.0 151.5 595.4 Invested cash - - - 0.9 0.9 January 2020 Forward Equity Offering - - - 287.1 287.1 Total Available Liquidity $372.1 $31.8 $40.0 $439.5 $883.4 (1) Excludes intercompany debt and term loans 13

Guidance Affirmed at Current Stage 2020 Ongoing Earnings Guidance Stage 1 - Current $2.16 - $2.26 Manage within Guidance Stage 2 • Margin: up to 60 day-impact Guidance at Risk Stage 3 (through May) with closure of Outside of Guidance non-essential businesses, • Margin: 60 - 120 day-impact restrictions lifted by end of May (through July), with closure of non- • Margin: >120 day-impact, duration essential businesses, restrictions of 4-6 months before recovery  5% in PNM Residential / lifted beginning of August begins (continues through the end TNMP Volumetric usage  5% in PNM Residential / of 2020)  10% in PNM Commercial / TNMP Volumetric usage TNMP Demand-based usage  5% in PNM Residential /  10% in PNM Commercial / TNMP Volumetric usage • Capital: No significant disruption TNMP Demand-based usage to critical workforce; remaining  5% in PNM Commercial / workforce able to work remote • Capital: Up to 15% workforce TNMP Demand-based usage disruption for a sustained period • Capital: No material supply chain • Capital: Up to 40% workforce issues, adequate near-term • Capital: Disruption in supply chain disruption for a sustained period supply of capital equipment on- for specific capital equipment • Capital: Major disruption in supply site or available results in 1–2 month delay on chain delays significant capital certain projects; no issues with projects; prioritization of capital maintenance capital necessary to equipment to meet most essential maintain reliable service reliability projects 14

PNM and TNMP Regulatory Considerations Regulatory considerations pertaining to COVID-19 impacts • Regulatory mechanisms related to load: • PNM Renewable: annual true-up • PNM FERC Wholesale Transmission: annual formula rate true-up • TNMP TCOS: recovery includes load factor trued up annually • TNMP DCOS: recovery based on historical load, potential 2021 DCOS filing would encompass 2020 load impacts • Regulatory mechanisms specific to COVID-19 • TNMP: Deferral of incremental costs associated with COVID-19 to regulatory asset including, but not limited to, bad debt expense Other Regulatory Updates • PNM General Rate Review: planned for filing in Q2, delay under consideration • PNM San Juan abandonment/securitization: NMPRC decision expected April 1, 2020 • PNM San Juan Replacement power: recommended decision on proposed solar + storage PPAs received on March 27, 2020 with NMPRC decision expected April 29, 2020; remaining resources pending recommended decision and NMPRC decision expected by October 1, 2020 • TNMP: no plans for general rate review, TCOS and DCOS utilize authorized ROE • TCOS filing approved and implemented March 27, 2020 • Second TCOS filing expected to be made July 2020 • DCOS filing expected to be made April 2020 15

Long Term Business Fundamentals Remain Intact through 2023 Adequate liquidity, immediate equity needs met through January 2020 forward offering Dividend increases consistent with earnings growth 5% - 6% earnings growth target 8.9% rate base growth 16

Strategic Direction and Financial Goals

PNM Resources Strategic Direction and Financial Goals Vision: Create a clean and bright energy future Strategic Focus: • Transform PNM Generation Portfolio: • New Mexico Energy Policy (ETA): RPS and 2045 carbon-free mandate • PNM plans to be coal-free by 2031, emissions-free by 2040 • Enhance PNM transmission grid to facilitate the integration of renewable generation and battery storage • Invest in TNMP infrastructure to reliably support customer demand across high-growth service territory Financial Goals: • Earn authorized returns on regulated rate base • Expect 8.9% rate base growth 2019 - 2023 • Target 5% - 6% earnings and dividend growth through 2023 • Maintain investment grade credit ratings 18

PNM Resources Strategic Direction and Financial Goals • Exit coal, eliminate gas emissions, actively pursue carbon- Transform PNM generation free alternatives portfolio to emissions-free • 2019 Progress: Passage of New Mexico’s Energy Transition Act, PNM announces emissions-free by 2040 goal, San Juan by 2040 consolidated filing, addition of 100 MW utility-scale solar, 140MW wind purchases approved for 2020 Enhance PNM transmission • New Mexico ranks 3rd in solar and wind potential, an grid to facilitate the increase in transmission is needed to support further integration of renewable integration of renewables and battery storage resources and battery • 2019 Progress: Western Spirit Transmission line acquisition storage announcement, BB2 transmission line approval • Rapid growth in recent years created need for reliability/ Invest in TNMP system upgrade investments infrastructure to reliably • 2019 Progress: 4.9% demand-based load growth, ERCOT Delaware Basin Load Integration Study identified support customer growth transmission needs in TNMP service territory, 32% increase to 2020-2023 capital investment plan 19

2020 – 2023 Investment Plan $3.3B investment plan results in 8.9% rate base growth Authorized returns: Equity ratio ROE $992 PNM Retail/Renewables 50% 9.575% $21 PNM FERC Transmission ~50% 10.0% $177 TNMP 45% 9.65% $27 $839 $27 $771 $25 $48 $695 $21 $68 $109 $268 $72 $128 $94 $77 $82 $196 $182 $202 $174 (in millions)(in $322 $345 $337 $306 $342 $348 $275 $270 2020 2021 2022 2023 TNMP PNM T&D PV Lease Purchases/Other Replacement Power(2) (1) PNM Existing Generation PNM Transmission Expansion SJGS Replacement Power (3) 50% NMRD Renewable Additions Business Technology Services/General Services Depreciation Targeted 2019-2023 Rate Base CAGR (2019 base): Total 8.9% / PNM 6.0% / TNMP 15.9% (1) Western Spirit acquisition of $285M reflects assumed purchase price of $360M, net of $75M customer funding (2) For Palo Verde leases that expire in 2023, capex assumes either the purchase of the leases or replacement of the power through new resources 20 (3) Depreciation does not include amounts associated with NMRD

2020 - 2023 Potential Earnings Power

Earnings Growth Target 5-6%

Incorporates impact of January 2020 forward equity offering dilution beginning 2021

	Allowed Return / Equity Ratio	2020 Ongoing Earnings Guidance Midpoint			2021 Earnings Potential		2022 Earnings Potential		2023 Earnings Potential	
		Avg Rate Base	Return	EPS	Avg Rate Base	EPS	Avg Rate Base	EPS	Avg Rate Base	EPS
PNM Retail	9.575% / 50%	$2.5 B	9.5%	$1.47	$2.5 B	$1.41	$2.4 B	$1.37	$2.4 B	$1.38
San Juan Replacement[(1)]	9.575% / 50%						$150 M	$0.08	$280 M	$0.16
PNM Renewables	9.575% / 50%	$150 M	9.575%	$0.09	$145 M	$0.08	$140 M	$0.08	$130 M	$0.06
PNM FERC	10% / ~50%	$340 M	7.5%	$0.15	$530 M	$0.25-$0.28	$740 M	$0.35-$0.39	$780 M	$0.36-$0.41
Items not in Rates				($0.01)		($0.03)-($0.01)		($0.03)-($0.01)		($0.03)-($0.01)
Total PNM		***$3.0 B***		***$1.70***	***$3.2 B***	***$1.71-$1.76***	***$3.5 B***	***$1.85-$1.91***	***$3.6 B***	***$1.93-$2.00***
TNMP	9.65% / 45%	$1.3 B	9.65%	$0.73	$1.5 B	$0.79	$1.6 B	$0.83	$1.9 B	$0.95
Corporate/Other				($0.22)		($0.13)-($0.11)		($0.11)-($0.09)		($0.15)-($0.13)
Equity Financing Plans[(2)]						($0.06)-($0.01)		($0.11)-($0.09)		($0.11)-($0.09)
Total PNM Resources		***$4.3 B***		***$2.21***	***$4.7 B***	***$2.31 - $2.43***	***$5.1 B***	***$2.46 - $2.56***	***$5.6 B***	***$2.62 - $2.73***

Note: 5-6% targeted earnings growth CAGR measured from 2018 Ongoing EPS of $2.00

(1) Assumes 2022 mid-year implementation of San Juan Replacement

(2) Reflects debt costs associated with $250M-$300M mandatory convertibles issued in the second half of 2021 that convert in 2024

This table is not intended to represent a forward-looking projection of 2021 - 2023 earnings guidance.
Refer to Slide 44 for additional details and disclosures.

PNM Resources
21

Earnings Growth 2018 - 2023: Targeting 5 - 6% Ongoing EPS CAGR 2014 - 2019: Achieved 7.7% Ongoing EPS CAGR $2.68 5-6% Target: $2.51 $2.55-$2.68 $2.37 $2.16 $2.21 $1.94 $2.00 $1.64 $1.65 $1.49 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Actual Ongoing EPS Midpoint Guidance / Earnings Potential 22

Dividend Growth Consistent Delivery of Dividend Growth At or Above Industry Average Expect future dividend growth in line with earnings growth (approximately 5-6%) $1.42- $1.36- $1.46 6% $1.29- $1.23 $1.38 9% $1.30 9% $1.16 Dec ‘19 10% Dec ‘18 10% $1.06 8% $0.97 Dec ‘17 $0.88 Dec ‘16 $0.80 Dec’ 15 $0.74 Dec ‘14 Dec ‘13 56% 54-55% 54-55% 53-55% payout payout payout payout Indicative annual dividend rate Payout based upon midpoint guidance / earnings potential • Expect dividend growth consistent with earnings growth targeting the middle of a 50% - 60% payout ratio range • Next dividend review in December 2020 23

Liquidity and Debt Maturity Outlook Long-term Debt Maturities (in millions) $658 $450 $140 $1,003 Maintain appropriate $350 $346 $57 credit metrics and 2020 2021 2022 2023 and Beyond investment grade ratings PNM TNMP Corporate • Completed: • $290 million forward equity offering in January 2020 Target regulatory capital • Planned: structures at PNM • $250-$300 million mandatory convertibles issuance expected in and TNMP late 2021 to fund Western Spirit acquisition and strengthen credit metrics • New debt issuances projected at utilities through 2023 of $1.0 billion and $361 million securitization bonds Moody’s S&P Rating/Outlook Rating/Outlook PNM Resources FFO-to-Debt is maintained PNM Resources Baa3(1) / Stable BBB+(1) / Negative within Moody’s Baa investment grade PNM Baa2(2) / Stable BBB+(2) / Negative target range of 13% to 22% TNMP A1(3) / Stable A(3) / Negative (1) Issuer rating (2) Senior unsecured rating (3) Senior secured rating 24

PNM

Transform PNM Generation Portfolio: New Mexico Energy Policy Senate Bill 489 (Energy Transition Act): passed in 2019 legislative session and signed by New Mexico Governor Lujan Grisham; effective June 14, 2019 2045 • Renewable Portfolio Standards and Carbon-Free Requirement 2040 Free - • Previous: 20% renewables by 2020 2030 • Current: • 40% renewables by 2025 2025 • 50% renewables by 2030 • 80% renewables by 2040 80% Renewables 80% 100% Carbon 100% 50% 50% Renewables • 100% carbon-free by 2045 Renewables 40% • Securitization measure for abandonment of coal-fired generating facilities reduces customer bills Nuclear • Economic development30% funds provide needed financial assistance to workers and the communities impacted by retirement of coal-fired generating facilities 26

Transform PNM Generation Portfolio: Executing the Energy Transition Act

Our Goal: Transform PNM Generation to 100% Carbon-Free by 2040

Step 1: Exit Coal Generation by 2031

- **San Juan Generating Station:**
  - Retired Units 2 and 3 in 2017 (221 MWs); Retirement of Units 1 and 4 in 2022 (562 MWs)
- **Four Corners Coal Plant:**
  - Exit from ownership participation no later than expiration of agreements in 2031 (200 MWs)

Step 2: Eliminate emissions from natural gas generation by 2040

- Exit from Valencia gas plant in 2028 (158 MWs)
- Transform existing and transitional gas plants to carbon-free capacity resources such as battery storage and pumped storage by 2040

Step 3: Actively pursue the development of carbon-free replacement power alternatives

- **Current options:** renewable + storage combinations, short-term natural gas peaking units to facilitate transition to emissions-free
- **Future options:** Regional market participation, next-generation battery, pumped hydro, emissions-free combustion turbines through hydrogen or other clean fuels, emerging technologies

Reduction of MW Coal Capacity



983
762
200
22% reduction
80% reduction
Coal-free
2015
2020
2025
2031

Reduction of Carbon Emissions
(CO_2 short-tons, in thousands)



7,228
4,315
1,850
755
40% reduction
74% reduction
90% reduction
Carbon-free goal
2015
2020
2025
2035
2040

PNM-owned facilities, as reported to EPA

PNM Resources
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Transform PNM Generation Portfolio: San Juan Abandonment, Securitization and Replacement Power ● Requests ● $283M undepreciated ● Recommended abandonment of San investment in San Juan, scenario balances Juan coal plant after proceeds available to environment, cost and participation fund replacement reliability agreement and coal power ● 350 MW solar drives supply contracts end ● $29M decommissioning 62% reduction in June 30, 2022 and reclamation costs carbon emissions Securitization Abandonment ● $20M job training and ● 130 MW battery severance costs storage capacity responsibly integrates ● $20M economic Power Replacement development funds new technology ● $9M financing costs ● 280 MW natural gas peaking plants ensure Total $361M securitization reliability during Timing energy transition, • Filed July 1, 2019 provides San Juan • NM Supreme Court ruled January 2020 that the ETA property tax base applies to PNM’s application for abandonment, Total $298M investment securitization and replacement power • NMPRC decision on abandonment and securitization expected by April 1, 2020; decisions on replacement power expected by April 29, 2020 and October 1, 2020 28

Transform PNM Generation Portfolio: San Juan Abandonment and Securitization Recommended Decision received Securitization next steps: February 2020: By April 1, 2020: Irrevocable . Recommends approval to abandon Units NMPRC financing order 1 and 4 . States it is not in the public interest to .Early 2022: PNM forms a Special require PNM to install carbon capture Purpose Entity (SPE) that will issue technology to continue operation of the the bonds plant . Recommends granting of an irrevocable July 2022: SPE issues securitization bonds financing order authorizing the issuance of securitization bonds up to $361 million, to include: Within 30 days of issuance: PNM files a report with the NMPRC, to • Abandonment costs, including include bond pricing and structure undepreciated investment in San Juan, decommissioning and reclamation costs, Semi-annually after issuance: PNM and job training and severance costs files to true up the customer • Financing costs charge for under- or over-collection • Economic development funds 29

Transform PNM Generation Portfolio: San Juan Recommended Replacement Power Scenario Details • Competitive RFP processes resulted in a cost-effective mix of resources owned by PNM and third-party providers • To manage the risks of integrating new battery storage technology, total storage capacity does not exceed 5% of peak load and the capacity at each location is limited to 40 MW Third Party Resources PNM Owned Resources 280 MW Gas Peaking Units at San Juan 300 MW Solar PPA + $191M investment 40 MW Storage ESA in-service June 2022 $20M transmission investment begins June 2022 40 MW Storage $50M investment in-service June 2022 50 MW Solar PPA + 20 MW Storage ESA 30 MW Storage begins Jan 2022 $37M investment in-service June 2022 __________________ ________________ Total 410 MW Total 350 MW 30 Note: All potential replacement power scenarios incorporated 140 MW wind energy PPA included in June 3, 2019 RPS Filing

Enhance PNM Transmission Grid: Integration of Renewable Generation and Battery Storage • Transmission service to portions of New Mexico’s grid is fully committed • The integration of new renewable generation and battery storage will require additional T&D investment Cumulative Capacity Additions 2023 – 2038 (MW) Based on Recommended San Juan Replacement Scenario(1) 1,670 1,260 600 570 580 500 340 120 310 570 80 160 350 40 110 2023-2025 2026-2030 2031-2035 2036-2038 Solar Wind Battery Storage (1) Consolidated Application for Approvals for the abandonment, financing and resource replacement for San Juan 31 Generating Station, Phillips - Resource Planning Testimonial as of July 1, 2019

Enhance PNM Transmission Grid: Transmission and Renewable Expansion in New Mexico

New Mexico has abundant solar and wind resources

Third-party development increases demand for transmission capacity



Solar
< 4.0
4.0 - 4.5
4.5 - 5.0
5.0 - 5.5
5.5 - 6.0
6.0 - 6.5
6.5 - 7.0
7.0 - 7.5
> 7.5
Wind
Class 2
Class 3
Class 4
Class 5
Class 6
Class 7

Source: NREL

New Mexico added wind capacity at a higher growth rate than any other state in 2017 and currently has projects under construction or in advanced development that will more than double current installed capacity

- 1,953 MW installed capacity
- 1,227 MW under construction
- 1,328 MW in advanced development

Source: American Wind Energy Association, Oct. 2019

New Mexico ranks:

3rd ***in US wind capacity potential***

Source: WINDExchange.energy.gov, Q3 2019

3rd ***in US energy potential from solar power***

Source: Nebraska Department of Environment & Energy Sun Index developed for NREL measuring direct sunlight received in each state, accounting for latitude and cloud cover

32

PNM Load and Economic Conditions Regulated Retail Energy Sales and Customers Continued customer growth partially offset by Year-over-Year 2019 2020 Commercial energy efficiency impacts Growth Actuals Projection Load and weather: • Positive Q4 2019 growth brings annual results in Total Retail Load 0.3% 0.5% - 1.5% line with 2019 guidance; 2020 guidance reflects Avg. Customers 0.7% 0.8% - 1.2% increased growth • Mild weather in Q2 2019 largely offset by above- normal impacts in Q3 and Q4 2019 Weather Volatility yr yr Avg yr Avg yr Avg yr Avg - - - - 2016 2019 2015 2014 2015 2016 2017 2018 2019 2014 2015 2017 2018 2019 2014 2015 2016 2017 2018 2014 2016 2017 2018 2019 20 20 20 20 Q1 Heating Q2 Cooling Q3 Cooling Q4 Heating Degree-Days Degree-Days Degree-Days Degree-Days 33 Load growth is weather normalized and leap year adjusted

NMPRC Commissioners and Districts

District	Name	Term Ends	Party
District 1	Cynthia Hall	2020[1]	Democrat
District 2	Jefferson Byrd	2022[1]	Republican
District 3	Valerie Espinoza, Vice-Chairman	2020	Democrat
District 4	Theresa Becenti-Aguilar, Chairman	2022[1]	Democrat
District 5	Stephen Fischmann	2022[1]	Democrat

[1] Eligible for re-election to a second four-year term

NMPRC Districts and PNM Service Areas


District 1
District 2
District 3
District 4
District 5
San Juan
Rio Arriba
Taos
Colfax
Union
Mora
Harding
McKinley
Sandoval
San Miguel
Quay
Cibola
Guadalupe
Valencia
Torrance
Curry
De Baca
Socorro
Catron
Roosevelt
Lincoln
Chaves
Sierra
Grant
Otero
Lea
Eddy
Dona Ana
Luna
Hidalgo
PRC District
PNM Service Areas

2019 Legislative Update – Appointed vs Elected:

- A Senate Joint Resolution was passed in the New Mexico legislature to include a state constitutional amendment on the ballot in the next general election (2020) to move to a ***3-member, appointed*** Commission
- If the amendment is passed by a simple majority:
  - The legislature defines the nominating committee and the requirements for Commissioners
  - The terms for Commissioners elected in Districts 1 and 3 in 2020 will be for a two-year term ending in 2022; the terms for Commissioners in Districts 2, 4 and 5 already expire in 2022
  - Three appointed Commissioners would begin terms January 1, 2023

PNM Resources

34

PNM Regulatory Agenda

Filing	Action	Timing	Docket No.
PNM:			
Consolidated Application for San Juan Generating Station (Abandonment, Securitization and Replacement)	PNM filed July 1, 2019; NMPRC bifurcated case; New Mexico Supreme Court ruled January 29, 2020 that Energy Transition Act applies to both dockets Abandonment/Securitization hearings held December 2019, Recommended Decisions to approve abandonment and securitization issued February 21, 2020 Replacement hearings held January 2020; Recommended Decision to approve proposed solar + storage PPA resources issued March 27, 2020	Abandonment/securitization: NMPRC decision expected on April 1, 2020 Replacement power: pending recommended decision on remaining resources, NMPRC decisions expected by April 29, 2020 and October 1, 2020	19-00018-UT 19-00195-UT
Solar Direct Program	PNM filed May 31, 2019 for approval of voluntary renewable program expected to begin March 31, 2021; Hearings completed January 2020	Approved March 25, 2020	19-00158-UT
2020 Renewable Plan	PNM filed June 3, 2019; Hearings held October 2019	Approved January 29, 2020	19-00159-UT
Appeal of 2015 General Rate Case to New Mexico Supreme Court	New Mexico Supreme Court issued opinion May 16, 2019 affirming NMPRC decision with the exception of the disallowance of future Palo Verde decommissioning costs; NMPRC issued conforming order January 8, 2020	Completed	15-00261-UT S-1-SC-36115

Upcoming activities:

- PNM General Rate Review filing
- PNM annual FERC formula rate and PNM annual Renewable plan filings

PNM Resources

35

PNM Bills Remain Below National and Regional Averages

Customer bill impacts of increased investments are mitigated by:

- Return of federal tax savings to customers
- Load growth reduces per-customer cost of new investments
- Energy Imbalance Market and renewable investments result in lower costs for fuel

Comparison of Average Residential Bills(1)



Western Region Average Bills by Utility
Arizona Public Service Co (AZ)
LADWP (CA)
Imperial Irrigation District (CA)
Salt River Project (AZ)
Entergy Texas Inc. (TX)
Modesto Irrigation District (CA)
Southwestern Electric Power Co (TX)
City of San Antonio - (TX)
US Average Bill
PacifiCorp (CA)
Nevada Power Co (NV)
Pacific Gas & Electric Co. (CA)
PacifiCorp (WA)
Black Hills Power, Inc. d/b/a (WY)
Regional Average Bill
PacifiCorp (OR)
Portland General Electric Co (OR)
Tucson Electric Power Co (AZ)
Montana-Dakota Utilities Co (WY)
Southwestern Public Service Co (NM)
San Diego Gas & Electric Co (CA)
City of Tacoma - (WA)
Sacramento Municipal Util Dist (CA)
Southern California Edison Co (CA)
Idaho Power Co (ID)
PacifiCorp (ID)
Avista Corp (WA)
Avista Corp (ID)
NorthWestern Energy LLC - (MT)
City of Colorado Springs - (CO)
PacifiCorp (WY)
Montana-Dakota Utilities Co (MT)
Public Service Co of NM (NM)
PacifiCorp (UT)
El Paso Electric Co (TX)
El Paso Electric Co (NM)
Public Service Co of Colorado (CO)
City of Seattle - (WA)
$137.51
$115.42 - Current US Avg
$106.17 - Current Regional Avg
$76.12 - PNM 2019
$68.59
$50
$100
$150

(1)Based on U.S. Energy Information Administration's Residential Rate increases through June 2019

PNM Resources
36

TNMP

TNMP Demand and Infrastructure Investment

Texas growth drives infrastructure needs

- TNMP has seen consistent consumer growth driven by strong Texas economy
- Rapid demand-based load growth over recent years in the Commercial and Industrial classes driven by energy sector in West Texas and Gulf Coast regions; drives need for increased electrification and reliability / system upgrade investments
  - Customers are involved in production, midstream and refining processes, providing for diversity in customer mix
  - Production costs in West Texas, specifically the Delaware Basin, are some of the lowest in the country
- ERCOT summer peak demand projected to grow by ~20% over next ten years[1], extensive regional studies call for increased transmission infrastructure to support reliability and growth, particularly in West Texas region

Year-over Year-Growth	2017	2018	2019
TNMP Avg. Consumers	1.2%	1.3%	1.4%
Demand-Based Load	4.0%	6.8%	4.9%

Load growth is weather normalized and leap year adjusted

2020 Key Capital Projects

- A group of transmission lines and substations in northern West Texas will be upgraded from 69kv to 138kv to support regional growth;
- In the Gulf Coast, a 138kV transmission line upgrade will be completed to help with transmission contingency issues and support the interconnection of a new gas-fired power plant;
- Begin the replacement of our AMI meters to be compatible with current network capabilities

TNMP 2020 - 2023 Investment Plan by Region



North/ Central TX ~28%
West Texas ~47%
Gulf Coast ~25%
Amarillo
El Paso
Dallas
Austin
Houston
San Antonio
TNMP Service Area

[1] Source: ERCOT 2019-2028 forecast

PNM Resources

38

TNMP Load and Economic Conditions Regulated Retail Energy Sales and Customers Texas economy continues to grow Year-over-Year 2019 2020 • Economic growth up at year-end; early 2020 Growth Actuals Projection data shows manufacturing expansion, increased home sales and construction permits Demand-Based Load 4.9% 4.0% - 5.0% Load and weather: Avg. Consumers 1.4% ~1.5% • 2019 annual results at the top end of guidance; 2020 guidance reflects continued growth Texas Single-family Housing Permits 13,000 11,000 9,000 7,000 5,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 Monthly Permits 39 Load growth is weather normalized and leap year adjusted

PUCT Commissioners and TNMP Regulatory Agenda PUCT Commissioners Name Term Began Term Ends Party DeAnn Walker (Chair) Sept. 2017 Sept. 2021 Republican Arthur D’Andrea Nov. 2017 Sept. 2023 Republican Shelly Botkin June 2018 Sept. 2025 Republican Commissioners are appointed by the Governor of Texas and confirmed by the Senate. TNMP Regulatory Agenda Filing Action Timing Docket No. TNMP filed January 24, 2020; Approved TCOS Filing Rates implemented March 27, 2020 50481 March 27, 2020 Upcoming activities: • TNMP DCOS filing expected in April 2020 • TNMP second 2020 TCOS filing anticipated for July 2020 40

TNMP Rates Comparable in Texas Rates expected to be comparable to other IOUs after pending rate filings Residential Total Wires Charge for 1,000 kWh Current $60 Current rate filing Current rate filing pending Current New pending rate filing (1) $50 rate filing pending Rates pending $40 $30 $20 $10 $- Oncor Centerpoint TNMP AEP North AEP Central Source: TDU tariffs for retail delivery service effective September 1, 2019 and PUCT Filings Interchange. (1) Rates effective January 2019 41

Appendix

2020 Consolidated Ongoing Earnings Guidance 2020 Earnings Guidance $2.16 Consolidated EPS $2.26 PNM TNMP Corp/Other $1.67 – $1.73 $0.72 – $0.74 ($0.23) – ($0.21) 43

2020 - 2023 Potential Earnings Power

	Allowed Return / Equity Ratio	2020 Ongoing Earnings Guidance Midpoint			2021 Earnings Potential		2022 Earnings Potential		2023 Earnings Potential	
		Avg Rate Base	Return	EPS	Avg Rate Base	EPS	Avg Rate Base	EPS	Avg Rate Base	EPS
PNM Retail[1]	9.575% / 50%	$2.5 B	9.5%	$1.47	$2.5 B	$1.41	$2.4 B	$1.37	$2.4 B	$1.38
San Juan Replacement[2]	9.575% / 50%						$150 M	$0.08	$280 M	$0.16
PNM Renewables[3]	9.575% / 50%	$150 M	9.575%	$0.09	$145 M	$0.08	$140 M	$0.08	$130 M	$0.06
PNM FERC[4]	10% / ~50%	$340 M	7.5%	$0.15	$530 M	$0.25-$0.28	$740 M	$0.35-$0.39	$780 M	$0.36-$0.41
Items not in Rates[5]				($0.01)		($0.03)-($0.01)		($0.03)-($0.01)		($0.03)-($0.01)
Total PNM		***$3.0 B***		***$1.70***	***$3.2 B***	***$1.71-$1.76***	***$3.5 B***	***$1.85-$1.91***	***$3.6 B***	***$1.93-$2.00***
TNMP[6]	9.65% / 45%	$1.3 B	9.65%	$0.73	$1.5 B	$0.79	$1.6 B	$0.83	$1.9 B	$0.95
Corporate/Other[7]				($0.22)		($0.13)-($0.11)		($0.11)-($0.09)		($0.15)-($0.13)
Equity Financing Plans[8]						($0.06)-($0.01)		($0.11)-($0.09)		($0.11)-($0.09)
Total PNM Resources		***$4.3 B***		***$2.21***	***$4.7 B***	***$2.31 - $2.43***	***$5.1 B***	***$2.46 - $2.56***	***$5.6 B***	***$2.62 - $2.73***

(1) Average rate base has been reduced by approximately $130M to represent ($0.05) of Earnings Potential for the lost equity return on Four Corners investment determined in the 2018 general rate review. 2022 and 2023 rate base also reflects the removal of $283M undepreciated SJGS investment upon its retirement in mid-2022 to be recovered through securitization.

(2) Replacement Power includes $298M investment implemented mid-2022; $278M of generation investment and $20M of transmission investment.

(3) PNM Renewables reflect assets collected through the Renewable Rate Rider.

(4) PNM FERC in 2021-2023 reflects a return of 8%-9% to account for Western Spirit investment recovered through incremental rates.

(5) Consists primarily of decommissioning/reclamation trust income (net of fees/taxes), AFUDC, certain incentive compensation, and the 65MW ownership of San Juan Unit 4 (prior to retirement).

(6) TNMP earnings include additional recovery for Energy Efficiency, along with items excluded from rates (primarily AFUDC) and interest savings from the refinancing of existing debt.

(7) Corporate/Other includes the earnings impacts associated with short and intermediate term bank debt and the 50% equity interest in NMRD.

(8) Equity Financing Plans reflect $250M - $300M of mandatory convertibles issued in the second half of 2021 that would convert in 2024.

44

This table is not intended to represent a forward-looking projection of 2021 - 2023 earnings guidance.

San Juan and Four Corners Generating Stations Ownership and Participants San Juan Generating Station Total PNM PNM Unit Other Participants/Ownership MW MW Ownership 1 340 170 50% Tucson Electric 50% (170 MW) City of Farmington 8.5% (43 MW) 4 507 392 77.3% Los Alamos County 7.2% (36.5 MW) Utah Associated Municipal Power Systems (UAMPS) 7.0% (35.5 MW) Total 847 562 Four Corners Generating Station Total PNM PNM Unit Other Participants/Ownership MW MW Ownership Arizona Public Service Company 70% (539 MW) 4 770 100 13% Salt River Project 10% (77 MW) Tucson Electric Power 7% (54 MW) Arizona Public Service Company 70% (539 MW) 5 770 100 13% Salt River Project 10% (77 MW) Tucson Electric Power 7% (54 MW) Total 1,540 200 45

Palo Verde Nuclear Generating Station Ownership and Leases MW Owned vs. Leased Unit 1 Unit 2 Unit 3 Owned 2.3% 30 MW Owned 9.5% 124 MW Owned 10.2% 134 MW Lease d 7.9% 104 MW Leased 0.7% 10 MW Leased 0% 0 MW Total 10.2% 134 MW Total 10.2% 134 MW Total 10.2% 134 MW Lease Expiration • Unit 1: January 15, 2015; exercised option to extend leases to 2023 • Unit 2: January 15, 2016; exercised right to purchase 3 leases in 2016 and option to extend one lease to 2024 Yearly Payment Amounts . Total PV Unit 1 - $16.5M . Total PV Unit 2 - $1.6M 46